Exhibit 99.1

Welsbach Technology Metals Acquisition Corp. (“WTMA”) and Evolution Metals LLC (“EM”) Announce Effectiveness of SEC Registration Statement Ahead of Strategic Business Combination

Important milestone in the creation of a fully integrated, fully operational critical minerals and materials (CMM) supply chain that is independent of reliance on China

Chicago, IL and St. Louis, MO – May 15, 2025 – Welsbach Technology Metals Acquisition Corp. (OTC: WTMA), a publicly traded special purpose acquisition company, and Evolution Metals LLC, which is dedicated to developing a secure, reliable global supply chain for critical minerals and materials (CMM), today announced that the U.S. Securities and Exchange Commission (“SEC”) has declared effective their registration statement on Form S-4, paving the way for the consummation of this previously- announced business combination.

In connection with the business combination WTMA and EM plan to acquire 100% interest of five operating companies: (1) KCM Industry Co., Ltd., (2) NS World Co., Ltd., (3) KMMI INC., (4) Handa Lab Co., Ltd., and (5) Critical Mineral Recovery, Inc. Upon closing, the combined company will be renamed Evolution Metals & Technologies Corp. (“EM&T” or referred to in the Form S-4 as “New EM”), and expects to trade on Nasdaq under the symbol EMAT.

EM&T’s business is to leverage advanced technologies such as robotics and artificial intelligence (AI) to provide integrated midstream and downstream CMM recycling and processing of oxides, metals, magnet alloys, battery materials, and rare earth magnets for key industries including, but not limited to, the automotive, aerospace, defense, healthcare, high tech, consumer electronics and appliances, and renewable energy industries, while driving a sustainable future.

“This is an important step in our mission to build a Western critical materials champion,” said Daniel Mamadou, CEO of Welsbach Technology Metals Acquisition Corp. “It perfectly aligns with our original vision to bring together proven technologies, experienced operators, and strategic capital to solve one of the most urgent supply chain vulnerabilities in the Western world. EM&T is not just another company – we believe it is the platform that will deliver on what others have only promised.”

David Wilcox, Managing Member of Evolution Metals LLC, added, “Today marks a transformative step toward American resilience in critical materials. This merger represents a direct response to the policy imperatives outlined by the U.S. government from reshoring strategic industries to securing CMM supply chains. The future of EM&T is built to execute on those priorities with speed and scale. “The immediate need for critical minerals and materials is mid-stream processing. Without the combined expertise of separation, salts for batteries, metals, alloys, metallics, sintered and bonded magnet-making capabilities under one Western roof, Chinese companies will continue to monopolize key steps in this supply chain, leaving all other nations and industries vulnerable. By integrating CMM recycling, processing, and advanced materials production, EM&T expects to be positioned to reduce dependence on China-controlled supply chains and strengthen America’s industrial and national security. EM&T plans to deliver real impact - environmentally, strategically, and economically.”

About Welsbach Technology Metals Acquisition Corp.

Welsbach Technology Metals Acquisition Corp. (OTC: WTMA) is a blank check company focused on identifying high-impact technology metals businesses aligned with global sustainability and security trends. One of WTMA’s co-sponsors, Welsbach Holdings Pte Ltd, is an independent platform focused on the support and development of projects related to technology metals and materials.

About Evolution Metals LLC

Evolution Metals LLC is committed to establishing a secure, robust and reliable supply chain for critical minerals & materials (CMM) that is 100% independent of China for sourcing or supplying feedstocks. EM’s strategy is to acquire and develop manufacturing, recycling and processing facilities to produce essential products (including magnets, battery feedstocks and related materials) for industrial uses such as, but not limited to, electric vehicles, electronics, environmental technologies and aerospace and defense applications. EM aims to support the creation of jobs, industry and manufacturing to promote a greener future by providing bespoke solutions to support its clients globally.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking . The forward-looking statements are based on the current expectations and beliefs of the management of WTMA and EM, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by WTMA and the following: WTMA’s ability to complete the proposed Business Combination or, if WTMA does not consummate such proposed Business Combination, any other initial business combination; the risk that the consummation of the proposed Business Combination is significantly delayed; the ability to recognize the anticipated benefits of the proposed Business Combination; the risk that the announcement and consummation of the proposed Business Combination disrupts EM’s current plans; New EM’s ability to successfully integrate the business and operations of the target companies (the “Target Companies”) into its ongoing business operations and realize the intended benefits of New EM’s acquisition of the Target Companies; New EM’s ability to secure sufficient funding to successfully rebuild Critical Mineral Recovery Inc.’s recycling facility with significant expansion on management’s expected timeline and budget, or at all; unexpected costs related to the proposed Business Combination; expectations regarding New EM’s strategies and future financial performance, including future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and New EM’s ability to invest in growth initiatives; satisfaction or waiver (if applicable) of the conditions to the proposed Business Combination, including, among other things: (i) approval of the proposed Business Combination and related agreements and transactions by the WTMA stockholders, the holder of the EM member units and the holders of the equity interests of the other Target Companies, (ii) receipt of approval for listing on Nasdaq Stock Market LLC (“Nasdaq”) the shares of WTMA common stock to be issued in connection with the Business Combination, and (iii) the absence of any injunctions; that the amount of cash available in the trust account and from certain other investments is at least equal to the minimum available cash condition amount, after giving effect to redemptions by WTMA stockholders and certain transaction expenses; the occurrence of any other event, change or other circumstances that could give rise to the termination of the Merger Agreement; the implementation, market acceptance and success of New EM’s business model and growth strategy; the ability to obtain or maintain the listing of New EM’s common stock on Nasdaq following the proposed Business Combination; limited liquidity and trading of WTMA’s public securities; the amount of any redemptions by existing holders of WTMA common stock being greater than expected; WTMA’s ability to raise financing in the future; WTMA’s success in retaining or recruiting, or changes required in, New EM’s officers, key employees or directors following the completion of the proposed Business Combination; WTMA officers and directors allocating their time to other businesses and potentially having conflicts of interest with WTMA’s business or in approving the proposed Business Combination; the use of proceeds not held in the trust account or available to WTMA from interest income on the trust account balance; the impact of the regulatory environment and complexities with compliance related to such environment, including New EM’s ability to meet, and continue to meet, applicable regulatory requirements; New EM’s ability to execute its business plan, including with respect to its technical development and commercialization of products, and its growth and go-to-market strategies; New EM’s ability to achieve sustained, long-term profitability and commercial success; operational risks, including with respect to New EM’s use of agents or resellers in certain jurisdictions, New EM’s ability to scale up its manufacturing quantities of its products, New EM’s outsourcing of manufacturing and such manufacturers’ ability to satisfy New EM’s manufacturing needs on a timely basis, the availability of components or raw materials used to manufacture New EM’s products and New EM’s ability to process customer order backlog; New EM’s revenue deriving from a limited number of customers; geopolitical risk and changes in applicable laws or regulations, including with respect to New EM’s planned operations outside of the U.S. and Korea; New EM’s ability to attract and retain talented personnel; New EM’s ability to compete with companies that have significantly more resources; New EM’s ability to meet certain certification and compliance standards; New EM’s ability to protect its intellectual property rights and ability to protect itself against potential intellectual property infringement claims; the outcome of any known and unknown litigation and regulatory proceedings, including any proceedings that may be instituted against WTMA or EM following announcement of the proposed Business Combination; the potential characterization of New EM as an investment company subject to the Investment Company Act of 1940, as amended; and other factors detailed under the section entitled “Risk Factors” in the Registration Statement on Form S 4, initially filed with the SEC on November 12, 2024, as amended (the “Registration Statement”). Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of WTMA, EM and the other Target Companies prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except to the extent required by applicable law or regulation, WTMA, EM and the other Target Companies undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

WTMA has filed the Registration Statement with the SEC, which was declared effective by the SEC on May 14, 2025. The Registration Statement includes a document that serves as a proxy statement and prospectus of WTMA, referred to as a “proxy statement/prospectus,” containing information about the proposed Business Combination and the respective businesses of WTMA, EM and the Target Companies. WTMA will mail a definitive proxy statement/prospectus and other relevant documents to WTMA stockholders. WTMA stockholders are urged to read the preliminary proxy statement/prospectus and any amendments thereto and, when available, the definitive proxy statement/prospectus in connection with the solicitation of proxies for the special meeting to be held to approve the proposed Business Combination, because these documents will contain important information about WTMA, EM, the other Target Companies and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to stockholders of WTMA as of a record date established for voting on the proposed Business Combination. Stockholders of WTMA will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about WTMA without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement/prospectus and WTMA’s other filings with the SEC can also be obtained, without charge, by directing a request to: chris@welsbach.sg. The information contained in, or that can be accessed through, WTMA’s website is not incorporated by reference in, and is not part of, this press release.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a definitive offering document.

Participants in the Solicitation

WTMA and EM and their respective directors and officers or managers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. WTMA stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of WTMA in WTMA’s proxy statement/prospectus. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from WTMA’s stockholders in connection with the proposed Business Combination will be included in the proxy statement/prospectus that WTMA intends to file with the SEC.

Investor & Media Contacts

Judith McGarry

Evolution Metals LLC

Tel: +1 (415) 971-2900

Email: judith.mcgarry@evolution-metals.com

Daniel Mamadou

Chief Executive Officer

Welsbach Technology Metals Acquisition Corp.

Tel: +1 (251) 280-1980

Email: daniel@welsbach.sg

Private Investment in Public Equity (“PIPE”)

Email: PIPE@Evolution-Metals.com

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